UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
 EXCHANGE ACT OF 1934

Date Of Report: (Date Of Earliest Event Reported): March 15, 2007

COMMISSION FILE NO.: 000-32885

PEDIATRIC PROSTHETICS, INC.
(Exact Name Of Registrant As Specified In Its Charter)

IDAHO	68-0566694
(State Or Other Jurisdiction	(IRS Employer Identification No.)
Of Incorporation)

12926 WILLOW CHASE DRIVE, HOUSTON, TEXAS 77070
(Address Of Principal Executive Offices)

(281) 897-1108
(Issuer Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On March 15, 2007, Pediatric Prosthetics, Inc., filed an amendment to its Articles of Incorporation with the Secretary of State of Idaho to increase its authorized shares of common stock to 950,000,000 shares of Common Stock, $0.001 par value per share, and to re-authorize 10,000,000 shares of preferred stock, $0.001 par value per share (the “Amendment”).

Additionally, the Amendment provided that shares of our preferred stock may be issued from time to time in one or more series, with distinctive designation or title as shall be determined by our Board of Directors prior to the issuance of any shares thereof. The preferred stock shall have such voting powers, full or limited, or no voting powers, and such preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated in such resolution or resolutions providing for the issue of such class or series of preferred stock as may be adopted from time to time by our Board of Directors prior to the issuance of any shares thereof. The number of authorized shares of preferred stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all the then outstanding shares of the capital stock of the corporation entitled to vote generally in the election of directors, voting together as a single class, without a separate vote of the holders of the preferred stock, or any series thereof, unless a vote of any such holders is required pursuant to any preferred stock designation.

The Amendment was approved by the affirmative vote of 61,290,112 shares entitled to vote at Pediatric Prosthetics, Inc.'s special meeting of shareholders held on March 9, 2007, consisting of 41,290,112 shares voted by our common stock holders and 1,000,000 shares of preferred stock which vote 20,000,000 shares, voted by our preferred stockholders, which shares represented approximately 52% of our outstanding common stock as of February 12, 2007, the record date of the meeting.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit Number	Description of Exhibit
3.1*	Certificate of Amendment to Articles of Incorporation increasing our authorized shares of common stock to 950,000,000 shares, $0.001 par value per share

* Filed herewith.

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SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                                                          PEDIATRIC PROSTHETICS, INC.

March 20, 2007             /s/ Kenneth W. Bean
Kenneth W. Bean,
Vice President